Exhibit 10.11

FIRST AMENDMENT TO THE TRADEMARK USE LICENSE AGREEMENT

This private instrument is executed by and between

EDITORA E DISTRIBUIDORA EDUCACIONAL S.A., a closely-held corporation with its principal place of business at Rua Santa Madalena Sofia, No. 25, 3rd floor, Vila Paris, Postal Code 30.380-650, in the City of Belo Horizonte, State of Minas Gerais, enrolled with the National Corporate Taxpayers Register of the Ministry of Economy (CNPJ/ME) under No. 38.733.648/0001-40, herein represented in the form of its By-Laws, hereinafter referred to as LICENSOR; and

SOMOS SISTEMAS DE ENSINO S.A., a closely-held corporation with its principal place of business at Rodovia Presidente Dutra, Km 136, Block 03, Module 01, Eugênio de Mello, Postal Code 12.247-004, in the municipality of São José dos Campos, State of São Paulo, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance (CNPJ/MF) under No. 49.323.314/0001-14, herein represented in the form of its By-Laws, hereinafter referred to as LICENSEE;

LICENSOR and LICENSEE hereinafter individually referred to as “Party” and collectively as “Parties”.

WHEREAS:

(i) on November 6, 2019, the Parties executed the Trademark Use License Agreement (“Agreement”), whereby LICENSOR granted a remunerated license of the trademarks “PITÁGORAS” and its variations (“Trademarks”) to LICENSEE;

(ii) the Parties are willing to review and amend the current provisions of the Agreement relating to the payment of royalties in consideration for the license of the Trademarks in order to make the license for the use of the Trademarks free of charge;

NOW, THEREFORE, the Parties irrevocably and irreversibly agree to execute this First Amendment to the Trademark Use License Agreement (“First Amendment”), which shall be governed by the following clauses and conditions:

1. Defined Terms

1.1. The capitalized terms and expressions used in this First Amendment, whether in the singular or in the plural, which are not otherwise or specifically defined in this First Amendment, shall have the meanings ascribed to them in the Agreement, as applicable.

2. Amendment

2.1. The Parties hereby agree to exclude Exhibit II from the Agreement and amend the provisions of Section 1.1 and Section Three of the Agreement, in their entirety, in order to make it reflect that the license for use of the Trademarks shall be free of charge. Accordingly, Exhibit II is no longer part of the Agreement and shall be ignored for all purposes, and Sections 1.1 and Three shall now become effective with the following new wordings:

“1.1 By this Agreement and in the best terms of the law, LICENSOR, in the capacity as owner of the Trademarks and vested in rights to license the use of said trademarks, grants to LICENSEE a non-exclusive and revocable free-of-charge license for use of the Trademarks in Brazil and/or abroad to identify the Licensed Products and Services, always in relation to the specifications of the Trademarks in the INPI”.

(...)

“SECTION THREE - REMUNERATION

3.1 The license of the rights to use the Trademarks shall be completely free from the payment of any remuneration by LICENSEE to LICENSOR.”

2.2. As result of the foregoing, LICENSOR hereby expressly waives the receipt of any payment of royalties from the license of use of the Trademarks by LICENSEE.

3. General Provisions

3.1 Except as expressly amended in this First Amendment, the Agreement shall remain in full force and effect, as well as ratified and confirmed in all respects.

3.2 This First Amendment shall become effective as of the date of execution hereof by the Parties, with retroactive effects extending back to November 6, 2019, date of execution of the Agreement.

IN WITNESS WHEREOF, the Parties execute this Agreement in two (2) counterparts of same contents and form, in the presence of the witnesses below.

São Paulo, January 28, 2020.

(sgd)	(sgd)

EDITORA E DISTRIBUIDORA EDUCACIONAL S.A.

(sgd)	(sgd)

SOMOS SISTEMAS DE ENSINO S.A.

WITNESSES:
1. (sgd)	2. (sgd)
Name: Juliana S. I. G. Camargo	Name: Amanda Alonso Rivolta
Identity Card (RG): [***]
Taxpayer Card (CPF/ME): [***]	Individual Taxpayers' Register (CPF/ME): [***]

Stamp of COGNA EDUCAÇÃO S.A. – Legal, initialed